UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________
FORM 8-K
________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2026
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Celestica Inc.
(Exact name of registrant as specified in its charter)
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Ontario, Canada	001-14832	98-0185558
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5140 Yonge Street, Suite 1900	M2N 6L7
Toronto, Ontario, Canada	(Zip Code)
(Address of principal executive officers)

(416) 448-2211
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
________________________________________________

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading	Name of each exchange on which registered
Common Shares without par value	CLS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On May 19, 2026, Celestica Inc. (the “Company”), held its 2026 annual meeting of shareholders (the “Meeting”). A total of 75,880,933 of the Company’s common shares were present or represented by proxy at the meeting, representing approximately 66.00% of the Company’s 114,969,189 common shares that were outstanding and entitled to vote at the Meeting as of the record date of March 27, 2026. Set forth below are the matters acted upon by the Company’s shareholders at the Meeting, and the final voting results on each matter. Each of the matters are described in further detail in the Company’s definitive proxy statement dated April 9, 2026, filed with the Securities and Exchange Commission (the “SEC”) via EDGAR on the SEC’s website at www.sec.gov, and with the applicable Canadian regulatory authorities via SEDAR+ at www.sedarplus.ca on April 9, 2026.

Matter 1: Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Kulvinder (Kelly) Ahuja	71,583,055	354,035	3,943,843
Robert A. Cascella	67,994,342	3,942,748	3,943,843
Christopher W. Colpitts	71,837,402	99,689	3,943,842
Françoise Colpron	67,276,010	4,661,081	3,943,842
Jill Kale	71,592,159	344,932	3,943,842
Laurette T. Koellner	66,610,878	5,326,212	3,943,843
Amar Maletira	70,781,945	1,155,147	3,943,841
Robert A. Mionis	68,015,476	3,921,616	3,943,841
David Reeder	71,778,785	158,305	3,943,843

Matter 2: Approval of Appointment of Auditor and Authority of Board to Fix Auditor Remuneration

For	70,403,709
Withheld	5,477,221
Broker Non-Votes	3

Matter 3: Advisory Vote to Approve Named Executive Officer Compensation

For	68,478,147
Against	2,539,538
Abstain	919,400
Broker Non-Votes	3,943,848

Item 8.01. Other Events.

On May 19, 2026, the Company issued a press release announcing the voting results from the Meeting. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release of the Company dated May 19, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELESTICA INC.

Date: May 19, 2026
	By:	/s/ Douglas Parker
Name: Douglas Parker
Title: Chief Legal Officer and Corporate Secretary